VGOF‑P16 10/23

LEGG MASON PARTNERS INSTITUTIONAL TRUST
LEGG MASON PARTNERS MONEY MARKET TRUST
SUPPLEMENT DATED OCTOBER 2, 2023, TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

The following information supplements and supersedes any information to the contrary contained in each fund’s Summary Prospectus, Prospectus and SAI.
The Securities and Exchange Commission (“SEC”) has adopted money market fund reforms that affect how the funds listed in Schedule A and other money market funds will operate.
In general, these reforms to money market fund operations (i) eliminate the prospect of money market funds temporarily suspending redemptions (i.e., imposing a “redemption gate”) if fund weekly liquid asset levels fall below a regulatory threshold; (ii) eliminate the regulatory link between potential liquidity fees and fund weekly liquid asset levels; (iii) institute a new liquidity fee framework for institutional prime and institutional tax-exempt money market funds that, under some circumstances, may result in a liquidity fee being charged on shares redeemed on any given day if a fund has net redemptions on that day in excess of 5% (or such lower threshold as may be set by the fund) of its net assets; (iv) increase required fund minimum liquid assets levels as follows: weekly liquid asset minimum increased from 30% to 50% of total fund assets and daily liquid asset minimum increased from 10% to 25% (there continues to be no daily liquid asset minimum for tax-exempt money market funds); (v) expressly authorize stable net asset value money market funds to institute a reverse distribution mechanism or similar mechanism during a negative interest rate environment to maintain a stable $1.00 share price; and (vi) enhance the reporting requirements of money market funds. Pursuant to the reforms, all non-government money market funds retain the ability to impose a discretionary liquidity fee upon the sale of fund shares, but it is no longer tied to regulatory liquid asset thresholds. It may be implemented if the fund’s board of directors, including a majority of the directors who are not interested persons of the fund, determines that imposing a liquidity fee is in the best interests of the fund. Additionally, as is currently the case, all government money market funds may opt-in to the discretionary liquidity fee framework with required disclosure and board approval. The elimination of redemption gates as described above does not change to the ability of a money market fund to permanently suspend redemptions and postpone payment of proceeds to facilitate its orderly liquidation or as otherwise permitted by applicable law or SEC rules, regulations or other action.
The implementation of these reforms generally will be phased in over a 12-month period beginning October 2, 2023.
In connection with the implementation of the first phase of the money market reforms, effective October 2, 2023:

1.	Disclosure stating a fund may temporarily restrict redemptions (impose a “redemption gate”) from the fund if the fund’s weekly liquid asset level falls below a threshold is deleted.

2.	Disclosure stating a fund may impose a fee on redemptions from the fund if the fund’s weekly liquid asset levels fall below certain designated thresholds is deleted.

3.
For the government money market funds listed in Schedule A — SEC rules provide that if the value of a fund’s assets were to decline at a time when the fund has a negative gross yield as a result of negative interest rates, in order to maintain a $1.00 per share net asset value the fund could, if authorized by the Board, reduce the number of its outstanding shares through a reverse share split or other means. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money.

4.
Consistent with non-governmental money market funds generally under the money market fund reforms, Western Asset Institutional Liquid Reserves, Western Asset Premier Institutional Liquid Reserves, and Western Asset Select Tax Free Reserves may impose a fee of up to 2% upon the sale of your shares if the fund’s board of directors, including a majority of the directors who are not interested persons of the fund, determines that such a liquidity fee is in the best interests of the fund. Each of the other funds listed on Schedule A is a government money market fund that currently does not intend to avail itself of the ability to impose such discretionary liquidity fees, however the board of each such fund reserves the right, with notice to shareholders, to change this policy. To the extent that the fund is a feeder fund in a master-feeder structure, a liquidity fee may not be imposed by the feeder fund except that the feeder fund will pass through to its shareholders any liquidity fee imposed by the master fund using the same terms implemented by the master fund.

SCHEDULE A

Fund	Government Money Market Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Reserves	Yes	December 29, 2022
Western Asset Institutional Liquid Reserves	No	December 29, 2022
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Yes	December 29, 2022
Western Asset Institutional U.S. Treasury Reserves	Yes	December 29, 2022
Western Asset Premier Institutional Government Reserves	Yes	December 29, 2022
Western Asset Premier Institutional Liquid Reserves	No	December 29, 2022
Western Asset Premier Institutional U.S. Treasury Reserves	Yes	December 29, 2022
Western Asset Select Tax Free Reserves	No	December 29, 2022

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset Government Reserves	Yes	December 29, 2022
Please retain this supplement for future reference.

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